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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report (Date of Earliest
                     Event Reported):  February 14, 1996




                            GIBSON GREETINGS, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                 0-11902               52-1242761
        (State or other          (Commission           (IRS Employer
        jurisdiction of          File Number)          Identification No.)
        incorporation)



                  2100 Section Road, Cincinnati, Ohio  45237
                   (Address of principal executive offices)




      Registrant's telephone number, including area code:(513) 841-6600



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                   INFORMATION TO BE INCLUDED IN THE REPORT





Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.



Item 5. Other Events

The press release of Gibson Greetings, Inc., dated February 14, 1996, is attached hereto as Exhibit 99 and incorporated by reference in this Current Report of Form 8-K.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Number                    Description

       99                      Press Release dated February 14, 1996


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 15, 1996                           GIBSON GREETINGS, INC.


                                                    /s/William L. Flaherty

                                                    William L. Flaherty
                                                    Vice President - Finance

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